SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement           [ ]  Confidential,  for  Use  of  the
                                                Commission Only (as permitted by
[X]  Definitive Proxy Statement                 Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                       Action Performance Companies, Inc.
               ---------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

               ---------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
           1)    Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------
           2)    Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------
           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------
           4)    Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------
           5)    Total fee paid:

           ---------------------------------------------------------------------
[ ]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)    Amount Previously Paid:

           ---------------------------------------------------------------------
           2)    Form, Schedule or Registration Statement No.:

           ---------------------------------------------------------------------
           3)    Filing Party:

           ---------------------------------------------------------------------
           4)    Date Filed:

           ---------------------------------------------------------------------

                       ACTION PERFORMANCE COMPANIES, INC.

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  April 3, 1997
--------------------------------------------------------------------------------



            The Annual Meeting of Shareholders of Action Performance Companies, Inc., an Arizona corporation (the "Company"), will be held at 10:00 a.m., on Thursday, April 3, 1997, at The Fiesta Inn, 2100 S. Priest Drive, Tempe, Arizona 85282, for the following purposes:

            1. To elect directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

            2. To amend and restate the Company's 1993 Stock Option Plan (the "1993 Plan") to (a) increase the number of shares of the Company's Common Stock authorized for issuance pursuant to the 1993 Plan from 2,000,000 to 2,750,000 shares; (b) permit non-employee directors who are members of the Senior Committee to receive grants of options and awards pursuant to the Discretionary Program of the 1993 Plan; (c) limit the number of shares of the Company's Common Stock that may be granted to employees under the 1993 Plan in order to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended; and (d) make certain other revisions, which do not require shareholder approval, in order to bring the 1993 Plan into compliance with recent revisions to rules promulgated under Section 16 of the Securities Exchange Act of 1934, as amended.

            3. To ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending September 30, 1997.

            4. To transact such other business as may properly come before the meeting or any adjournment thereof.

            The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

            Only shareholders of record at the close of business on February 27, 1997 are entitled to notice of and to vote at the meeting.

            All shareholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she previously has returned a proxy.

                                                    Sincerely,



                                                    Tod J. Wagenhals
                                                    Secretary
Tempe, Arizona
March 4, 1997

                       ACTION PERFORMANCE COMPANIES, INC.
                             2401 West First Street
                              Tempe, Arizona 85251

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

                            VOTING AND OTHER MATTERS

General

            The enclosed proxy is solicited on behalf of Action Performance Companies, Inc., an Arizona corporation (the "Company"), by the Company's board of directors (the "Board of Directors") for use at the Company's Annual Meeting of Shareholders to be held at 10:00 a.m. on Thursday, April 3, 1997 (the "Meeting"), or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Meeting will be held at The Fiesta Inn, 2100 S. Priest Drive, Tempe, Arizona 85282.

            These proxy solicitation materials were first mailed on or about March 4, 1997, to all shareholders entitled to vote at the Meeting.

Voting Securities and Voting Rights

            Shareholders of record at the close of business on February 27, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were issued and outstanding 13,703,485 shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock"). Each holder of Common Stock voting at the Meeting, either in person or by proxy, may cast one vote per share of Common Stock held on all matters to be voted on at the Meeting.

            The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote constitutes a quorum for the transaction of business at the Meeting. Assuming that a quorum is present, the affirmative vote of a majority of the shares of the Company present in person or represented by proxy at the Meeting and entitled to vote is required (i) for the election of directors; (ii) for approval of the proposal to amend and restate the Company's 1993 Stock Option Plan (the "1993 Plan") to (a) increase the number of shares of the Company's Common Stock authorized for issuance pursuant to the 1993 Plan from 2,000,000 to 2,750,000 shares; (b) permit non-employee directors who are members of the Senior Committee to receive grants of options and awards pursuant to the Discretionary Program of the 1993 Plan; (c) limit the number of shares of the Company's Common Stock that may be granted to employees under the 1993 Plan in order to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"); and (d) make certain other revisions, which do not require shareholder approval, in order to bring the 1993 Plan into compliance with recent revisions to rules (the "Rules") promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (iii) for the ratification of the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending September 30, 1997.

            Arizona law requires cumulative voting in elections for directors, which means that each shareholder may cast that number of votes that is equal to the number of shares held of record, multiplied by the number of directors to be elected. Each shareholder may cast the whole number of votes for one candidate, or distribute such votes among two or more candidates. The enclosed proxy does not seek discretionary authority to cumulate votes in the election of directors.

            Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Voting of Proxies

            When a proxy is properly executed and returned, the shares it represents will be voted at the Meeting as directed. If no specification is indicated, the shares will be voted: (i) "for" the election of nominees set forth in this Proxy Statement; (ii) "for" approval of the proposal to amend and restate the 1993 Plan; and (iii) "for" the ratification of the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending September 30, 1997.

Revocability of Proxies

            Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Company written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Solicitation

            The  cost of this  solicitation  will be borne  by the  Company.  In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of the Company's directors and officers, personally or by telephone or telegram, without additional compensation.

Annual Report and Other Matters

            The Company's 1996 Annual Report to Shareholders, which was mailed to shareholders with or preceding this Proxy Statement, contains financial and other information about the activities of the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The Company will provide upon written request, without charge to each shareholder of record as of the Record Date, a copy of the Company's annual report on Form 10-KSB for the fiscal year ended September 30, 1996, as filed with the Securities and Exchange Commission (the "SEC"). Any exhibits listed in the Form 10-KSB report also will be furnished upon request at the actual expense incurred by the Company in furnishing such exhibit. Any such requests should be directed to the Company's Secretary at the Company's executive offices set forth in this Proxy Statement.

                              ELECTION OF DIRECTORS

Nominees

            The Company's bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors. All directors are elected at each annual meeting of the Company's shareholders. Directors hold office until the next annual meeting of shareholders or until their successors have been elected and qualified.

            A board of eight directors is to be elected at the Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below. All of the nominees currently are directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

            The following table sets forth certain information regarding the nominees for directors of the Company:

           Name               Age              Position Held
           ----               ---              -------------

     Fred W. Wagenhals        55     Chairman of the Board, President, and
                                       Chief Executive Officer
     Tod J. Wagenhals         32     Executive Vice President, Secretary,
                                       and Director
     Christopher S. Besing    36     Vice President, Chief Financial Officer,
                                       Treasurer and Director
     Joseph M. Mattes         38     Vice President and Director
     Melodee L. Volosin       33     Director of Wholesale Division and Director
     John S. Bickford         50     Director
     Jack M. Lloyd            47     Director
     Robert H. Manschot       53     Director

         Fred W. Wagenhals has been Chairman of the Board, President, and Chief Executive Officer of the Company since November 1993 and served as Chairman of the Board and Chief Executive Officer from May 1992 until September 1993 and as President from July 1993 until September 1993. Mr. Wagenhals co-founded Racing Champions, Inc. in April 1989 and served as a director of that company until April 1993. From October 1990 until May 1992, Mr. Wagenhals served as Chairman of the Board and Chief Executive Officer of Race Z, Inc. and Action Performance Sales, Inc. ("APS"), which were engaged in sales of promotional products and collectible items related to the racing industry. Mr. Wagenhals served as President of Action Products, Inc. ("API") from its inception in September 1986 until his resignation in October 1990 and as a director from September 1986 until his resignation in December 1992. API's principal creditor declared API in default and installed a receiver to manage API's operations in November 1991. The creditor took possession of all operating assets of API in May 1992 in partial satisfaction of API's debt and thereafter sold such assets to the Company.

         Tod J. Wagenhals has been a Vice President and Secretary of the Company since November 1993 and a director of the Company since December 1993. Mr. Wagenhals served in various marketing capacities with the Company from May 1992 until September 1993 and with APS from October 1991 until May 1992. Mr. Wagenhals was National Accounts Manager of API from January 1989 to October 1991. Mr. Wagenhals is the son of Fred W. Wagenhals.

         Christopher S. Besing has been a Vice President and the Chief Financial Officer of the Company since January 1994, a director of the Company since May 1995, and Treasurer of the Company since February 1996. Prior to joining the Company, Mr. Besing held several financial positions with Orbital Sciences Corporation ("OSC") from

September 1986 to December 1993, most recently as Director of Accounting and Controller of OSC's Launch Systems Group in Chandler, Arizona. Prior to joining OSC, he was employed by Arthur Andersen and Co. from January 1985 to August 1986. Mr. Besing is a Certified Public Accountant.

         Joseph  M.  Mattes  has been a Vice  President  and a  director  of the
Company since December 1996. Mr. Mattes also serves as President of the Company's wholly owned subsidiary, Sports Image, Inc. ("Sports Image"). Mr. Mattes served as President of the predecessor of Sports Image from January 1995 until the Company's acquisition of its business in November 1996. From 1985 through December 1994, Mr. Mattes served at various times as Controller, Director of Purchasing, Plant Manager, and Executive Vice President of Operations of Carlisle Plastics, Inc., a $140 million per year injection molding company.

         Melodee L. Volosin has been the Director of the Company's Wholesale Division since May 1992 and has been a director of the Company since January 1997. Ms. Volosin's duties include managing all of the Company's wholesale distribution of die-cast collectibles and other products, including advertising programs and budgeting. From 1983 to May 1992, Ms. Volosin served in various marketing capacities with API and its predecessors.

         John S. Bickford has been a director of the Company since January 1997. Mr. Bickford has served as President of Bickford Motorsports, Inc., which provides consulting and special project coordination services to race car drivers, car owners, and other businesses, from 1990 to the present. Mr. Bickford also publishes Racing for Kids magazine. From 1976 to the present, Mr. Bickford has served as President of MPD Racing Products, Inc., which manufactures race car parts for distribution through speed shops and high-performance engine shops. Mr. Bickford served as Vice President and General Manager of Jeff Gordon, Inc., from 1990 to 1995. Mr. Bickford currently serves as a director of Equipoise Balancing, Inc., a privately held company. Mr. Bickford currently serves as a consultant to the Company. See "Executive Compensation - Employment and Consulting Agreements."

         Jack M. Lloyd has been a director of the Company since July 1995. Mr. Lloyd has served as the President and Chief Executive Officer of DenAmerica Corp., a publicly held corporation that is the largest franchisee of Denny's restaurants in the United States and that owns and franchises Black-eyed Pea restaurants, since March 1996 and as Chairman of the Board of DenAmerica Corp. since July 1996. Mr. Lloyd served as the Chairman of the Board and Chief Executive Officer of Denwest Restaurant Corp. ("Denwest"), the second largest franchisee of Denny's restaurants in the United States, from 1987 until its merger with DenAmerica Corp. in March 1996. Mr. Lloyd also served as President of Denwest from 1987 until November 1994. Mr. Lloyd engaged in commercial and residential real estate development and property management as president of First Federated Investment Corporation during the early and mid-1980s. Mr. Lloyd currently serves as a director of Masterview Window Company, a privately held company.

         Robert H. Manschot has been a director of the Company since July 1995. Mr. Manschot currently serves as President and Chief Executive Officer of each of NVD Group and Seceurop Group in the Netherlands and engages in business consulting services and venture capital activities as Chairman of RHEM International Enterprises, Inc. Mr. Manschot served as President and Chief Executive Officer of Rural/Metro Corporation ("Rural/Metro"), a publicly held provider of ambulance and fire protection services, from October 1988 until March 1995. Mr. Manschot joined Rural/Metro in October 1987 as Executive Vice President, Chief Operating Officer and a member of its Board of Directors. Mr. Manschot was with the Hay Group, an international consulting firm, from 1978 until October 1987, serving as Vice President and a partner from 1984, where he led strategic consulting practices in Brussels, Asia, and the western United States. Prior to joining the Hay Group, Mr. Manschot spent 10 years with several leading international hotel chains in senior operating positions in Europe, the Middle East, Africa, and the United States. Mr. Manschot currently serves as a director of Samoth Capital Corporation, a publicly traded company, and as Chairman of the Board of Securop U.K. Ltd. and a director of LBE Technologies, Inc., Thomas Pride Development, Inc., and Arizona Sports, Inc., which are privately held companies.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company held eight meetings during the fiscal year ended September 30, 1996. Each of the Company's directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during fiscal 1996, and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served during fiscal 1996.

         The Company's bylaws authorize the Board of Directors to appoint among its members one or more committees consisting of one or more directors. The Audit Committee, which consists of Jack M. Lloyd, Robert H. Manschot, and Tod J. Wagenhals, reviews the annual financial statements, the significant accounting issues, and the scope of the audit with the Company's independent auditors and discusses with the auditors any other audit related matters that may arise during the year. The Senior Committee, which consists of Jack M. Lloyd and Robert H. Manschot, the non-employee directors of the Company, administers the Discretionary Program of the Company's 1993 Stock Option Plan with respect to grants of stock options and awards to officers of the Company, directors who are employees of the Company, and persons who own more than 10% of the Company's issued and outstanding Common Stock. See "Proposal to Amend and Restate the Company's 1993 Stock Option Plan."

Director Compensation and Other Information

         Employees of the Company do not receive compensation for serving as members of the Company's Board of Directors. Non-employee directors receive $2,500 for each meeting attended in person. All directors are reimbursed for their expenses in attending meetings of the Board of Directors. Directors who are employees of the Company are eligible to receive stock options pursuant to the Company's 1993 Stock Option Plan. Pursuant to the 1993 Plan, each of Messrs. Lloyd and Manschot received an automatic grant of options to acquire 10,000 shares of the Company's Common Stock (as adjusted for the two-for-one stock split effected in May 1996) on the date they were first elected as directors of the Company. In addition, each subsequent non-employee director of the Company will receive an automatic grant of options to acquire 10,000 shares of the Common Stock upon the date of his or her election or appointment as directors. Non-employee directors also receive an automatic grant of options to purchase 8,000 shares of Common Stock on the date of each annual meeting of shareholders of the Company. Accordingly, each of Messrs. Lloyd and Manschot will receive an automatic grant of options to purchase 8,000 shares of Common Stock on the date of the Meeting. Upon shareholder approval of the amendments to and restatement of the 1993 Plan, non-employee directors who are members of the Senior Committee will be eligible to receive grants of stock options or awards pursuant to the Discretionary Program of the 1993 Plan. See "Proposal to Amend and Restate the Company's 1993 Stock Option Plan."

                             EXECUTIVE COMPENSATION

Summary of Cash and Other Compensation

         The  following  table sets forth  certain  information  concerning  the compensation for the fiscal years ended September 30, 1994, 1995, and 1996 earned by the Company's Chief Executive Officer and by the Company's other executive officers whose cash salary and bonus exceeded $100,000 during fiscal 1996 (the "Named Officers"). No other officer of the Company received compensation of $100,000 or more during fiscal 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                      Long Term
                                                                                    Compensation
                                                                                    -------------
                                                                                       Awards
                                                                                    -------------
                                                        Annual Compensation           Securities         All Other
                                                      ------------------------        Underlying       Compensation
Name and Principal Position                 Year      Salary($)(1)    Bonus($)       Options(#)(2)        ($)(3)
---------------------------                -----      ------------    --------       -------------     ------------
Fred W. Wagenhals                           1996        $250,000       $75,000             --              $4,854
  Chairman of the Board, President,         1995         164,423        23,000           50,000             3,173
  and Chief Executive Officer               1994         150,000          --             40,000               --

Tod J. Wagenhals                            1996         $75,000       $26,000           20,000            $1,832
  Executive Vice President,                 1995          59,596         8,000           50,000             1,247
  Secretary, and Director                   1994          43,345          --             40,000               --

Christopher S. Besing                       1996         $75,000       $26,000           20,000            $1,572
  Vice President, Chief Financial           1995          71,250        10,000           50,000             1,425
  Officer, Treasurer, and Director          1994          45,000          --             80,000               --

------------------

(1) Messrs. Wagenhals, Wagenhals, and Besing also received certain perquisites, the value of which did not exceed 10% of their salary and bonus during fiscal 1996. The Company offers its employees, including officers, medical and life insurance benefits.
(2) The exercise price of all stock options granted were equal to the fair market value of the Company's Common Stock on the date of grant.
(3) Amounts shown for fiscal 1996 represent matching contributions made by the Company to the Company's 401(k) Plan.

         The following table provides information on stock options granted to the Company's Named Officers during the fiscal year ended September 30, 1996.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                Individual Grants
--------------------------------------------------------------------------------

                                                 Number of
                                                Securities           % of Total
                                                Underlying             Options            Exercise
                                                  Options            Granted in             Price
Name                                          Granted (#)(1)         Fiscal Year           ($/Sh)     Expiration Date
----                                          --------------         -----------           ------     ---------------
Fred W. Wagenhals                                   --                   --                  --               --
  Chairman of the Board, President,
  and Chief Executive Officer

Tod J. Wagenhals                                  20,000                8.5%               $10.63          9/4/02
  Executive Vice President,
  Secretary, and Director

Christopher S. Besing                             20,000                8.5%               $10.63          9/4/02
  Vice President, Chief Financial
  Officer, Treasurer, and Director

------------------

(1) The options were granted at the fair value of the shares on the date of grant and have a six-year term. One-third of the options vest and become exercisable on each of the first, second, and third anniversaries of the date of grant.

         The following table provides information on options exercised in the last fiscal year by the Company's Named Officers and the value of each such officer's unexercised options at September 30, 1996.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                      OPTION VALUE AS OF SEPTEMBER 30, 1996

                                                                       Number of Securities                Value of Unexercised
                                                                      Underlying Unexercised               In-the Money Options
                                                                  Options at Fiscal Year-End (#)         at Fiscal Year-End ($)(1)
                              Shares Acquired       Value        -------------------------------      ------------------------------
Name                          on Exercise (#)   Realized ($)     Exercisable       Unexercisable      Exercisable      Unexercisable
----------------------------  ---------------   ------------     -----------       -------------      -----------      -------------
Fred W. Wagenhals                   -0-              -0-           290,000               -0-           $3,125,250           -0-
  Chairman of the Board,
  President, and Chief
  Executive Officer

Tod J. Wagenhals                    -0-              -0-           170,000            20,000           $1,784,380        $45,000
  Executive Vice President,
  Secretary, and Director

Christopher S. Besing             40,000          $210,000          50,000            20,000             $431,250        $45,000
  Vice President, Chief
  Financial Officer,
  Treasurer, and Director

------------------

(1) Calculated based upon the closing price as reported on the Nasdaq National Market on September 30, 1996 of $12.875 per share.

Recent Grants of Stock Options

         Subsequent to September 30, 1996, the Company granted options to acquire an aggregate of 86,250 shares of Common Stock. These options include options to acquire 50,000 shares of Common Stock at an exercise price of $14.875 per share issued to Joseph M. Mattes, a Vice President and Director of the Company, on November 8, 1996 and options to acquire 15,000 shares of Common Stock at an exercise price of $17.50 per share issued to Kenneth R. Barbee, a Vice President of Sports Image, on January 8, 1997. See "Executive Compensation
- Employment and Consulting Agreements."

401(k) Profit Sharing Plan

         In October 1994, the Company established a defined contribution plan (the "401(k) Plan") that qualifies as a cash or deferred profit sharing plan under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Under the 401(k) Plan, participating employees may defer from 1% to 15% of their pre-tax compensation, subject to the maximum allowed under the Internal Revenue Code. The Company will contribute $.50 for each dollar contributed by the employee, up to a maximum contribution of 2% of the employee's defined compensation. In addition, the 401(k) Plan provides that the Company may make an employer profit sharing contribution in such amounts as may be determined by the Board of Directors.

1993 Stock Option Plan

         The Company's 1993 Stock Option Plan provides for the granting of options to acquire the Company's Common Stock, the direct granting of shares of Common Stock, the granting of stock appreciation rights, or the granting of other cash awards to persons who at the time of grant are either (i) key personnel (including officers and directors) of the Company or its subsidiaries, or (ii) consultants and independent contractors who provide valuable services to the Company or to its subsidiaries. See "Proposal to Amend and Restate the Company's 1993 Stock Option Plan." The Company does not have a long-term incentive plan or a defined benefit or actuarial plan and has never issued any stock appreciation rights.

Employment and Consulting Agreements

         In connection with the acquisition of the assets of Sports Image in November 1996, the Company entered into a three-year employment agreement with Joseph M. Mattes, who served as the President of the predecessor of Sports Image prior to the acquisition of its business by the Company. Under the terms of the employment agreement, Mr. Mattes serves as a Vice President of the Company and as the President of its Sports Image subsidiary at a salary of $225,000 per year. In addition, Mr. Mattes will be eligible to receive an annual bonus of up to $67,500, as determined by the Company's Board of Directors based upon factors that it deems relevant, including Mr. Mattes' performance. The Company also granted to Mr. Mattes five-year options to acquire 50,000 shares of the Company's Common Stock at an exercise price of $14.875 per share. Of the options granted, options to acquire 30,000 shares vested at the date of grant, options to acquire 10,000 shares will vest on November 8, 1997, and options to acquire the remaining 10,000 shares will vest on November 8, 1998.

         In connection with the acquisition of Motorsport Traditions in January 1997, the Company entered into a two-year employment agreement with Kenneth R. Barbee, who served in various executive capacities with Motorsport Traditions prior to the acquisition. Under the terms of the employment agreement, Mr. Barbee serves as a Vice President of the Company's wholly owned subsidiary, Sports Image, at a salary of $120,000 per year. In addition, Mr. Barbee will be eligible to receive an annual bonus of up to $24,000, as determined by the Company's Board of Directors based upon factors that it deems relevant, including Mr. Barbee's performance. The Company also granted to Mr. Barbee six-year options to acquire 15,000 shares of the Company's Common Stock at an exercise price of $17.50 per share. Of the options granted, options to acquire 7,500 shares vested at the date of grant and options to acquire the remaining 7,500 shares will vest on the first anniversary of the date of grant.

         In connection with the acquisition of Motorsport Traditions, the Company also entered into a four-year consulting agreement with John S. Bickford, who became a director of the Company in January 1997. Under the Consulting Agreement, Mr. Bickford provides consulting services with respect to representing the Company in the motorsports community, creating new marketing and promotional campaigns, and advising the Company with respect to the motorsports industry. The Company pays Mr. Bickford an annual fee of $100,000 for services provided in connection with the consulting agreement.

Limitation of Directors' Liability; Indemnification of Directors, Officers, Employees, and Agents

         The Company's Amended and Restated Articles of Incorporation (the "Restated Articles") eliminate the personal liability of any director of the Company to the Company or its shareholders for money damages for any action taken or failure to take any action as a director of the Company, to the fullest extent allowed by the Arizona Business Corporation Act (the "Business Corporation Act"). Under the Business Corporation Act, directors of the Company will be liable to the Company or its shareholders only for (a) the amount of a financial benefit received by the director to which the director is not entitled; (b) an intentional infliction of harm on the Company or its shareholders; (c) certain unlawful distributions to shareholders; and (d) an intentional violation of criminal law. The effect of these provisions in the Restated Articles is to eliminate the rights of the Company and its shareholders (through shareholders' derivative suits on behalf of the Company) to recover money damages from a director for all actions or omissions as a director (including breaches resulting from negligent or grossly negligent behavior) except in the situations described in clauses (a) through (d) above. These provisions do not limit or eliminate the rights of the Company or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director's duty of care.

         The Company's Restated Articles require the Company to indemnify and advance expenses to any person who incurs liability or expense by reason of such person acting as a director of the Corporation, to the fullest extent allowed by the Business Corporation Act. This indemnification is mandatory with respect to directors in all circumstances in which indemnification is permitted by the
Business Corporation Act, subject to the requirements of the Business Corporation Act. In addition, the Company may, in its sole discretion, indemnify and advance expenses, to the fullest extent allowed by the Business Corporation Act, to any person who incurs liability or expense by reason of such person acting as an officer, employee or agent of the Company, except where indemnification is mandatory pursuant to the Business Corporation Act, in which case the Company is required to indemnify to the fullest extent required by the Business Corporation Act.

                              CERTAIN TRANSACTIONS

         The Company currently leases a building in Tempe, Arizona, containing approximately 46,000 square feet, for its corporate, administrative and sales offices and warehouse facilities. Fred W. Wagenhals currently owns a one-third interest in F. W. Investments, a partnership that owns this facility. The Company paid F.W. Investments rent of approximately $177,000 during fiscal 1996.

         In November 1996, the Company issued to the seller of Sports Image and persons affiliated with the seller an aggregate of 403,361 shares of Common Stock as a portion of the consideration paid for the assets and liabilities of Sports Image, Inc. Joseph M. Mattes, who became an officer and director of the Company upon completion of the acquisition of Sports Image, Inc., received 15,000 shares of Common Stock as part of that transaction. The Company also entered into an employment agreement with Mr. Mattes in November 1996. See "Executive Compensation - Employment and Consulting Agreements."

         In connection with the acquisition of Motorsport Traditions, the Company entered into a consulting agreement with John S. Bickford, who became a director of the Company in January 1997. See "Executive Compensation - Employment and Consulting Agreements."

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, officers, and persons who own more than 10 percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Directors, officers and greater than 10 percent shareholders are required by the Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon the Company's review of the copies of such forms received by it during the fiscal year ended September 30, 1996 and written representations that no other reports were required, the Company believes that each person who at any time during such fiscal year was a director, officer, or beneficial owner of more than 10 percent of the Company's Common Stock complied with all Section 16(a) filing requirements during such fiscal year, except that
(i) Christopher S. Besing filed a late report on Form 4 covering two transactions and filed a late report on Form 5 covering the grant of stock options that are exempt under Rule 16b-3 under the Exchange Act; (ii) Tod J. Wagenhals filed a late report on Form 5 covering the grant of stock options that are exempt under Rule 16b-3 under the Exchange Act; and (iii) Russell W. Leicht, Jr., a former officer and director of the Company, filed a late report on Form 4 covering two transactions.

            SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS,
                                  AND OFFICERS

         The following table sets forth certain information regarding the shares of the Company's outstanding Common Stock beneficially owned as of February 27, 1997 by (i) each of the Company's directors and executive officers, (ii) all directors and executive officers as a group, and (iii) each other person who is known by the Company to own beneficially or exercise voting or dispositive control over more than 5% of the Company's Common Stock.

                                                          Number of Shares                  Approximate
Name and Address of                                         and Nature of                  Percentage of
Beneficial Owner(1)                                    Beneficial Ownership(2)         Outstanding Shares(2)
-------------------                                    -----------------------         ---------------------
Directors and Executive Officers
--------------------------------
Fred W. Wagenhals....................................      2,654,000 (3)                       19.0%
Tod J. Wagenhals.....................................        171,456 (4)                        1.2%
Christopher S. Besing................................         50,000 (5)                         *
Joseph M. Mattes.....................................         45,000 (6)                         *
Melodee L. Volosin...................................         27,500 (7)                         *
John S. Bickford.....................................              0                             *
Jack M. Lloyd........................................         18,000 (8)                         *
Robert H. Manschot...................................         22,000 (9)                         *
All directors and executive officers
as a group (eight persons)...........................      2,987,956                           20.9%

---------------------
* Less than 1% of outstanding shares of Common Stock

(1) Each person named in the table has sole voting and investment power with respect to all Common Stock beneficially owned by him or her, subject to applicable community property law, except as otherwise indicated. Except as otherwise indicated, each of such persons may be reached through the Company at 2401 West First Street, Tempe, Arizona 85251.

(2) The percentages shown are calculated based upon 13,703,485 shares of Common Stock outstanding on February 27, 1997. The numbers and percentages shown include the shares of Common Stock actually owned as of February 27, 1997 and the shares of Common Stock that the identified person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of Common Stock that the identified person or group had the right to acquire within 60 days of February 27, 1997 upon the exercise of options are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person.

(3) Represents 2,364,000 shares of Common Stock and vested options to acquire 290,000 shares of Common Stock.

(4) Represents 1,456 shares of Common Stock and vested options to acquire 170,000 shares of Common Stock.

(5)   Represents vested options to acquire 50,000 shares of Common Stock.

(6) Represents 15,000 shares of Common Stock and vested options to acquire 30,000 shares of Common Stock.

(7)   Represents vested options to acquire 27,500 shares of Common Stock.

(8)   Represents vested options to acquire 18,000 shares of Common Stock.

(9) Represents 4,000 shares of Common Stock and vested options to acquire 18,000 shares of Common Stock.

                   PROPOSAL TO AMEND AND RESTATE THE COMPANY'S
                             1993 STOCK OPTION PLAN

      The Board of Directors has approved a proposal to amend and restate the Company's 1993 Stock Option Plan (the "1993 Plan"), subject to approval by the Company's shareholders at the Meeting, to (a) increase the number of shares of Common Stock that may be issued pursuant to the 1993 Plan; (b) permit non-employee directors who are members of the Senior Committee to receive grants of options and awards pursuant to the Discretionary Program of the 1993 Plan;
(c) limit the number of shares of the Company's Common Stock that may be granted to employees under the 1993 Plan in order to comply with Section 162(m) of the Internal Revenue Code; and (d) make certain other revisions, which do not require shareholder approval, so that the 1993 Plan complies with recent revisions to the Rules promulgated under Section 16 of the Exchange Act. The full text of the 1993 Stock Option Plan as proposed to be amended and restated is included as "Appendix A" to this Proxy Statement. The Board of Directors recommends a vote "FOR" the proposed amendments to and restatement of the 1993 Plan.

      The 1993 Plan is intended to promote the interests of the Company by providing key employees, consultants, and independent contractors who provide valuable services to the Company with the opportunity to acquire, or otherwise increase, their proprietary interest in the Company as an incentive to remain in service to the Company. By September 4, 1996, the Company had granted options to purchase an aggregate of 1,973,600 of the 2,000,000 shares of Common Stock then reserved for issuance under the 1993 Plan. At that time, the Board of Directors believed that it would be advantageous to the Company to continue to grant options and/or issue shares of Common Stock under the 1993 Plan and approved a proposal to increase the number of shares that may be issued pursuant to the 1993 Plan to 2,500,000 shares. The Board of Directors also amended the 1993 Plan at that time in order to bring the 1993 Plan into compliance with recent revisions to the Rules and to comply with Section 162(m) of the Internal Revenue Code, as described below. In January 1997, the Board of Directors determined that as a result of the Company's recent business acquisitions and the general growth of the Company's business and increases in the number of its employees, it was in the best interests of the Company to further amend the 1993 Plan to increase the number of shares authorized for issuance from 2,500,000 to 2,750,000. The Board of Directors believes that it is in the best interests of the Company to continue to grant options and/or issue shares of Common Stock under the 1993 Plan and in the Company's best interests to adopt the other proposed amendments to and restatement of the 1933 Plan.

Description of the 1993 Stock Option Plan

General

      The 1993 Plan is divided into the Discretionary Grant Program (the "Discretionary Program") and the Automatic Grant Program (the "Automatic Program"). The Discretionary Program provides for the grant of options to acquire Common Stock of the Company ("Options"), the direct grant of Common Stock ("Stock Awards"), the grant of stock appreciation rights ("SARs"), and the grant of other cash awards ("Cash Awards") (Stock Awards, SARs, and Cash Awards are collectively referred to herein as "Awards"). The Automatic Program provides for the automatic grant of options to acquire the Common Stock of the Company to non-employee members of the Company's Board of Directors. The 1993 Plan states that it is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Common Stock, stock awards, or any other type of award. To the extent permitted by applicable law, the Company may issue any other options, warrants, or awards other than pursuant to the 1993 Plan without shareholder approval.

Shares Subject to the Plan

      Prior to shareholder approval of the proposed amendments to and restatement of the 1993 Plan, a maximum of 2,000,000 shares of Common Stock of the Company currently may be issued under the 1993 Plan. If any Option or SAR terminates or expires without having been exercised in full, stock not issued under such Option or SAR will again be available for the purposes of the 1993 Plan. If any change is made in the stock subject to the 1993 Plan or subject to any Option or SAR granted under the 1993 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise), the 1993 Plan provides that appropriate adjustments will be made as to the maximum number of shares subject to the 1993 Plan and the number of shares and exercise price per share of stock subject to outstanding Options or Awards. As of February 27, 1997, an aggregate of 1,184,245 shares of the Company's Common Stock has been issued upon exercise of Options granted pursuant to the 1993 Plan, and there were outstanding Options to acquire 1,014,305 shares of the Company's Common Stock under the 1993 Plan, subject in certain cases to shareholder approval of the amendments to and restatement of the 1993 Plan. See "Executive Compensation - Recent Grants of Stock Options."

Eligibility and Administration

      Options and Awards may be granted pursuant to the Discretionary Program only to persons ("Eligible Persons") who at the time of grant are either (i) key personnel (including officers and directors) of the Company, or (ii) consultants or independent contractors who provide valuable services to the Company. Options granted pursuant to the Discretionary Program may be incentive stock options or non-qualified stock options. Options that are incentive stock options may be granted only to key personnel of the Company who are also employees of the Company. To the extent that granted Options are incentive stock options, the terms and conditions of those Options must be consistent with the qualification requirements set forth in the Internal Revenue Code.

      The Eligible Persons under the Discretionary Program are divided into two groups, and there is a separate administrator (each a "Plan Administrator") for each group. One group consists of the executive officers and directors of the Company and persons who own 10 percent or more of the Company's issued and outstanding stock. The power to administer the 1993 Plan with respect to those persons is vested exclusively with the Board of Directors or a committee (the "Senior Committee") consisting of two or more non-employee directors who are appointed by the Board of Directors. The power to administer the 1993 Plan with respect to the remaining Eligible Persons is vested with the Board of Directors of the Company or with a committee of one or more directors appointed by the Board of Directors. Each Plan Administrator determines (i) which of the Eligible Persons in its group will be granted Options and Awards; (ii) the amount and timing of the grant of such Options and Awards; and (iii) such other terms and conditions as may be imposed by the Plan Administrator consistent with the 1993 Plan. As described below, in October 1996 the Board of Directors amended the 1993 Plan, subject to shareholder approval, to provide that the maximum number of shares of stock with respect to which Options or Awards may be granted to any employee during the term of the 1993 Plan may not exceed 50 percent of the shares of Common Stock covered by the 1993 Plan. See "Proposal to Amend and Restate the Company's 1993 Stock Option Plan - Reasons for and Effect of the Proposed Amendments and Restatements."

Terms and Conditions of Options; Exercise of Options

      Each Plan Administrator will determine the expiration date, maximum number of shares purchasable, and the other provisions of the Options at the time of grant. The Board of Directors must approve the grant to any Eligible Person of Options to acquire more than 50,000 shares of Common Stock. Options may be granted for terms of up to 10 years. Options will vest and become exercisable in whole or in one or more installments at such time as may be determined by the Plan Administrator upon the grant of the Options. However, a Plan Administrator has the discretion to provide for the automatic acceleration of the vesting of any Options or Awards granted under the Discretionary Program in the event of a "Change in Control," as defined in the 1993 Plan.

      Each Plan Administrator also will determine the exercise prices of Options at the time of grant. However, the exercise price of any Option intended to be an incentive stock option may not be less than 100 percent of the fair market value of the Common Stock at the time of the grant (110 percent if the Option is granted to a person who at the time the Option is granted owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company). On February 27, 1997, the closing price of the Company's Common Stock on the Nasdaq National Market was $23.00 per share. To exercise an Option, the optionholder will be required to deliver to the Company full payment of the exercise price for the shares as to which the Option is being exercised. Generally, Options can be exercised by delivery of cash, check, or shares of Common Stock of the Company.

Termination of Employment or Services

      Except as otherwise allowed by the Plan Administrator, Options and Awards granted under the 1993 Plan are nontransferable other than by will or by the laws of descent and distribution upon the death of the holder and, during the lifetime of the holder, are exercisable only by such holder. In the event of the termination of the holder's services with the Company, other than for death or disability, the holder may exercise any incentive Options or SARs granted in conjunction with incentive Options that are vested but unexercised on the date his or her service is terminated until the earlier of (i) 90 days after the date of termination of service, or (ii) the expiration date of the incentive Options or SARs. However, termination of employment at any time for "cause" immediately terminates all incentive Options or SARs held by the terminated employee. If termination is by reason of disability, however, the holder may exercise his or her incentive Options or SARs until the earlier of (a) 12 months after the termination of service, or (b) the expiration of the term of the incentive Option or SAR. If the holder dies while in service to the Company, the holder's estate or successor by bequest or inheritance may exercise any incentive Options or SARs that the holder was entitled to exercise on the date of his or her death at any time until the earlier of (1) the period ending three months after the holder's death, or (2) the expiration of the term of the incentive Option or SAR. Non- qualified Options and SARs granted in conjunction with non-qualified Options that are exercisable at the time the holder ceases to be in service to the Company will remain exercisable for the period of time determined by the Plan Administrator at the time of grant and set forth in the documents evidencing such Options or SARs. In the absence of such provisions, non-qualified Options and SARs granted in conjunction with non-qualified Options will remain exercisable for one year after termination as a result of death or disability and for 90 days after termination for any reason other than for "cause."

Awards

      SARs will entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the price on the date the SAR was granted or became effective to the market value of the Common Stock on the date the SARs are exercised or surrendered. Stock Awards will entitle the recipient to receive shares of the Company's Common Stock directly. Cash Awards will entitle the recipient to receive direct payments of cash depending on the market value or the appreciation of the Common Stock or other securities of the Company. The Plan Administrators may determine such other terms, conditions, or limitations, if any, on any Awards granted pursuant to the 1993 Plan.

Automatic Options

      The Automatic Program provides for the automatic grant of Options ("Automatic Options") to non-employee directors of the Company. Each non-employee director serving on the Board of Directors on the date the Company's shareholders approved the amendments to the 1993 Plan providing for the Automatic Program received Automatic Options to acquire 10,000 shares of Common Stock (as adjusted for the subsequent two-for-one stock split), and each subsequent newly elected non-employee member of the Board of Directors will receive Automatic Options to acquire 10,000 shares of Common Stock on the date of his or her first appointment or election to the Board of Directors. In addition, Automatic Options to acquire 8,000 shares of Common Stock will be granted to each non-employee director at the meeting of the Board of Directors held immediately after each annual meeting of shareholders. A non-employee member of the Board of Directors is not eligible to receive the 8,000 share Automatic Option if that grant date is within 30 days of such non-employee director receiving the 10,000-share Automatic Option. Automatic Options become exercisable and vest immediately upon grant.

      The exercise price per share of Automatic Options will be equal to 100 percent of the fair market value of the Company's Common Stock (as defined in the 1993 Plan) on the date such Automatic Options are granted. Each Automatic Option expires on the fifth anniversary of the date on which an Automatic Option grant was made. In the event the non-employee director ceases to serve as a member of the Board of Directors or dies while serving as a director or within 90 days after cessation of Board service, the optionholder or the optionholder's estate or successor by bequest or inheritance may exercise any Automatic Options vested at the time of cessation of service until the earlier of (i) 90 days (one year in the case of death) after the cessation of service, or (ii) the expiration of the term of the Automatic Option. Upon shareholder approval of the amendments to the 1993 Plan, non-employee members of the Company's Board of Directors also will be eligible to receive Options or Awards under the Discretionary Program of the 1993 Plan. See "Proposal to Amend and Restate the Company's 1993 Stock Option Plan - Reason for and Effect of the Proposed Amendments and Restatement."

Duration and Modification

      The 1993 Plan will remain in effect until September 24, 2001. The Board of Directors of the Company may at any time suspend, amend, or terminate the 1993 Plan, except that without approval of the shareholders of the Company, the Board of Directors may not (i) increase the maximum number of shares of Common Stock subject to the 1993 Plan (except in the case of certain organic changes to the Company), (ii) reduce the exercise price at which Options may be granted or the exercise price for which any outstanding Options may be exercised, (iii) extend the term of the 1993 Plan, (iv) change the class of persons eligible to receive Options or Awards under the 1993 Plan, or (v) materially increase the benefits accruing to participants under the 1993 Plan. In addition, the Board may not, without the consent of the optionholder, take any action that disqualifies any Option previously granted under the Plan for treatment as an incentive stock option or which adversely affects or impairs the rights of the optionholder of any outstanding Option. Notwithstanding the foregoing, the Board of Directors may amend the 1993 Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 under the Exchange Act without the consent of the shareholders of the Company.

Reasons for and Effect of the Proposed Amendments and Restatement

      The Board of Directors believes that the approval of the proposed amendments to and restatement of the 1993 Plan is necessary to achieve the purposes of the 1993 Plan and to promote the welfare of the Company and its shareholders generally. The Board of Directors believes that the proposed amendments to the 1993 Plan will aid the Company in attracting and retaining directors, officers, and key employees and motivating such persons to exert their best efforts on behalf of the Company. In addition, the Company expects that the proposed amendments will further strengthen the identity of interests of the directors, officers, and key employees with those of the shareholders.

Increase in the Number of Shares Reserved for Issuance

      It is proposed to increase the number of shares reserved for issuance under the 1993 Plan from 2,000,000 to 2,750,000. The increase in the number of shares of the Company's Common Stock reserved for issuance under the 1993 Plan recognizes the growth of the Company's operations and the increase in the number of outstanding shares of the Company's Common Stock resulting from (i) the Company's initial public offering in April 1993, (ii) private placements of Common Stock completed in 1994, (iii) shares issued in 1995 upon conversion of convertible subordinated debentures and the exercise of warrants and options,
(iv) shares of Common Stock issued in 1996 upon conversion of Class A Preferred Stock issued in 1995 and the exercise of warrants and options; and (v) shares issued in 1996 and 1997 as a result of two acquisitions and one private placement. An increase in the number of shares issuable pursuant to the 1993 Plan will enable the Company to grant additional options and other awards to current participants, which will enable such participants to maintain their proportionate interest in the Company and to attract such additional personnel as may be necessary in view of the Company's expanding operations.

      Pursuant to the terms of the 1993 Plan, following the adoption of the proposed amendment to the 1993 Plan the Board of Directors and the Senior Committee (consisting of the Company's two non-employee directors) granted options to acquire an aggregate of 224,950 shares of Common Stock, subject to the approval of the proposed amendment by the Company's shareholders prior to September 4, 1997. Such options included options to acquire 20,000 shares granted to Tod J. Wagenhals, Executive Vice President, Secretary, and a director of the Company;

options to acquire 20,000 shares of Common Stock granted to Christopher S. Besing, Vice President, Chief Financial Officer, Treasurer, and a director of the Company; options to acquire 50,000 shares of Common Stock granted to Joseph
M. Mattes, a Vice President and director of the Company; and options to acquire 15,000 shares of Common Stock granted to Kenneth R. Barbee, a Vice President of Sports Image.

      Upon approval of the amendments to the Company's 1993 Stock Option Plan by the shareholders of the Company, the effective date of the amendments will be September 4, 1996 and 37,500 of the options granted subject to shareholder approval will become fully vested and exercisable. The remaining 187,450 options will vest and become exercisable over a three-year period, with one-third of the options vesting and becoming exercisable on each of the first, second, and third anniversaries of the date of grant. In the event that the amendments to and restatement of the Company's 1993 Stock Option Plan are not approved by the shareholders prior to September 4, 1997, the 1993 Stock Option Plan will remain in effect as previously adopted, the options granted subject to shareholder approval will be cancelled, and the Company will not make any further grants of Options or Awards under the 1993 Plan. Any options outstanding under the 1993 Plan prior to the amendments to and restatement of the plan shall remain valid and unchanged.

Amendments Intended to Comply with the Revised Rules

      In May 1996, the SEC amended the Rules promulgated pursuant to Section 16 of the Exchange Act. The amended Rules became effective on November 1, 1996. In general, the Rules require the Company's officers, directors, and holders of more than 10 percent of the Company's Common Stock to file reports of ownership and changes in ownership of Common Stock with the SEC. The Rules also exempt certain transactions in the Company's Common Stock by the Company's officers, directors, and 10 percent shareholders from liability for "short-swing profits" under Section 16 of the Exchange Act. Because the 1993 Plan is intended to comply with the Rules with respect to Options and Awards granted pursuant to the 1993 Plan and issuances of Common Stock pursuant to the 1993 Plan, the Board of Directors adopted amendments to the 1993 Plan that are intended to bring the 1993 Plan into compliance with the revised Rules. These amendments generally do not require shareholder approval, except for the amendment that permits non-employee directors who are members of the Senior Committee to receive grants of Options and Awards pursuant to the Discretionary Program in addition to Automatic Options granted to them pursuant to the Automatic Program. This provision, which was previously prohibited under the Rules, is permitted under the revised Rules. The Board of Directors believes that this amendment is necessary to attract, retain, and motivate non-employee directors and to encourage non-employee directors to serve as members of the Senior Committee.

Amendment Intended to Comply with Internal Revenue Code Section 162(m)

      The Board of Directors has adopted an amendment to the 1993 Plan that limits the number of shares of the Company's Common Stock with respect to Options or Awards that may be granted to employees of the Company to a maximum of 50 percent of the shares of Common Stock authorized for issuance under the 1993 Plan. This amendment is being submitted to shareholders in order to satisfy the shareholder approval requirements of Section 162(m) of the Internal Revenue Code. Section 162(m) generally allows a tax deduction to the Company for compensation in excess of $1.0 million paid in any year to its Chief Executive Officer and four other most highly compensated executive officers (the "Highly Compensated Officers") only if such compensation qualifies as "performance-based compensation." Upon shareholder approval of the amendments to and restatement of the 1993 Plan, non-qualified options granted following the date of the Meeting generally will qualify as "performance-based compensation" and will entitle the Company to take a tax deduction for compensation paid as a result of option exercises by the Company's Highly Compensated Officers.

      As required by Section 162(m), the Board of Directors has adopted a resolution stating that, if the shareholders do not approve the amendment, the Company will not make any further grants of options under the 1993 Plan. In effect, shareholders will be voting to reapprove the entire 1993 Plan. The Board of Directors believes that it is in the best interests of the Company to continue to grant options and/or issue shares of Common Stock under the 1993

Plan and in the Company's best interests to adopt the proposed amendments to and restatement of the 1933 Plan. Accordingly, the Board of Directors recommends a vote "FOR" approval of the amendments to and restatement of the 1993 Plan.

Restatement of the 1993 Plan

      The restatement of the 1993 Plan is intended to reflect other minor technical revisions and to provide one integrated document to avoid confusion.

Federal Income Tax Consequences

      Certain Options granted under the 1993 Plan will be intended to qualify as incentive stock options under Section 422 of the Code. Accordingly, there will be no taxable income to an employee when an incentive stock option is granted to him or her or when that option is exercised. The amount by which the fair market value of the shares at the time of exercise exceeds the exercise price generally will be treated as an item of preference in computing the alternate minimum taxable income of the optionholder. If an optionholder exercises an incentive stock option and does not dispose of the shares within either two years after the date of the grant of the Option or one year of the date the shares were transferred to the optionholder, any gain realized upon disposition will be taxable to the optionholder as a capital gain. If the optionholder does not satisfy the applicable holding periods, however, the difference between the exercise price and the fair market value of the shares on the date of exercise of the Option will be taxed as ordinary income, and the balance of the gain, if any, will be taxed as capital gain. If the shares are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the employee's ordinary income is limited to the amount realized less the exercise price paid. The Company will be entitled to a tax deduction only to the extent the optionholder has ordinary income upon the sale or other disposition of the shares received when the Option was exercised.

      Certain other Options issued under the 1993 Plan, including Automatic Options issued to non-employee members of the Board of Directors, also may be non-qualified options. The income tax consequences of non-qualified options and Stock Awards will be governed by Section 83 of the Code. Under Section 83, the excess of the fair market value of the shares of the Company's Common Stock acquired pursuant to the grant of a Stock Award or the exercise of any Option over the amount paid for such stock (hereinafter referred to as "Excess Value") must be included in the gross income of the holder in the first taxable year in which the Common Stock acquired by the holder is not subject to a substantial risk of forfeiture. In calculating Excess Value, fair market value will be determined on the date that the substantial risk of forfeiture expires, unless a
Section 83(b) election is made to include the Excess Value in income immediately after the acquisition, in which case fair market value will be determined on the date of the acquisition. Generally, the Company will be entitled to a federal income tax deduction in the same taxable year that holders, including Highly Compensated Officers, recognize income. See "Proposal to Amend and Restate the Company's 1993 Stock Option Plan - Reasons for and Effect of the Proposed
Amendments and Restatement." The Company will be required to withhold income taxes with respect to income reportable pursuant to Section 83 by a holder. The basis of the shares acquired by an optionholder will be equal to the exercise price of those shares plus any income recognized pursuant to Section 83. Subsequent sales of the acquired shares will produce capital gain or loss. Such capital gain or loss will be long term if the stock has been held for one year from the date the substantial risk of forfeiture lapsed, or, if a Section 83(b) election is made, one year from the date the shares were acquired.

      Generally, all Cash Awards granted to employees will be treated as compensation income to the employees when the cash payment is made pursuant to the award. Such cash payment will also result in a federal income tax deduction for the Company.

Ratification by Shareholders of the Proposed Amendments to and Restatement of the 1993 Plan

      Approval of the proposal to amend and restate the 1993 Plan will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present in person or by proxy at the Meeting. Upon approval of the proposal to amend and restate the 1993 Plan by the Company's shareholders, any Options or Awards granted pursuant to the 1993 Plan prior to shareholder approval will remain valid and unchanged. In the event that the proposal to amend and restate the 1993 Plan is not approved by the shareholders of the Company at the Meeting, (i) the 1993 Plan in effect prior to September 4, 1996 will remain in effect and all Options and Awards granted pursuant to the 1993 Plan subsequent to September 4, 1996 will be cancelled, and (ii) the Company will not make any further grants of Options or Awards under the 1993 Plan.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has appointed Arthur Andersen LLP, independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 1997 and recommends that the shareholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. The Board of Directors anticipates that representatives of Arthur Andersen LLP will be present at the Meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

                 DEADLINE FOR RECEIPT OF SHAREHOLDERS PROPOSALS

      Shareholder proposals that are intended to be presented by such shareholders at the annual meeting of shareholders of the Company to be held during calendar 1998 must be received by the Company no later than December 4, 1997 in order to be included in the proxy statement and form of proxy relating to such meeting.

                                  OTHER MATTERS

      The Company knows of no other matters to be submitted to the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                                            Dated: March 4, 1997

                                   APPENDIX A
                                   ----------


                       ACTION PERFORMANCE COMPANIES, INC.

                           SECOND AMENDED AND RESTATED
                             1993 STOCK OPTION PLAN

                      (as amended through January 16, 1997)

                                    ARTICLE I
                                     General

Section 1.1       Purpose of Plan; Term

                  (a) Background. On December 9, 1992, the Board of Directors of Action Performance Companies, Inc., an Arizona corporation, adopted the 1993 Stock Option Plan (as adopted and as subsequently amended, the "Plan"), which was approved by the shareholders of the Company on December 9, 1992. On January 14, 1993, the Plan was subsequently amended and restated (the "First Restated Plan"). The First Restated Plan was approved by the shareholders of the Company on January 14, 1993. On January 11, 1994, the Board of Directors amended and restated the Plan (the "Second Restated Plan"). The Second Restated Plan was approved by the shareholders of the Company on July 12, 1994. On January 4, 1995, the Board of Directors made a technical amendment to the Plan that did not require shareholder approval. On July 3, 1995, the Board of Directors amended the Plan (the "Third Restated Plan"). The Third Restated Plan was approved by the shareholders of the Company on February 28, 1996. On September 4, 1996, (the "Effective Date") and January 16, 1997, the Board of Directors amended the Plan as stated herein (the "Fourth Restated Plan"). Any Options outstanding under the First Restated Plan, the Second Restated Plan, or the Third Restated Plan shall remain valid and unchanged. The effective date of the Fourth Restated Plan shall be September 4, 1996; provided, however, that if this Fourth Restated Plan is not approved by the shareholders by September 4, 1997, this Fourth Restated Plan shall not become effective and the Third Restated Plan shall remain in effect.

                  (b) General Purpose. The purpose of the Plan is to further the interests of Action Performance Companies, Inc., an Arizona corporation (the "Company"), and its shareholders by encouraging key persons associated with the Company (or parent or subsidiary corporations of the Company) to acquire shares of the Company's common stock, thereby acquiring a proprietary interest in its business and an increased personal interest in its continued success and progress. Such purpose shall be accomplished through the Discretionary Program set forth in Article II hereof and the Automatic Program as specified in Article III hereof by providing for the granting of options to acquire the Company's common stock ("Options"), the direct granting of the Company's common stock ("Stock Awards"), the granting of stock appreciation rights ("SARs"), or the granting of other cash awards ("Cash Awards") (Stock Awards, SARs and Cash
Awards shall be collectively referred to herein as "Awards"). A "parent corporation" for purposes of this Plan is any corporation in the unbroken chain of corporations ending with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined total voting power of all classes of the stock in the corporation in the link below. A "subsidiary corporation" for purposes of this Plan is any corporation in the unbroken chain of corporations starting with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined voting power of all classes of stock in the corporation below.

                  (c) Options. Options granted under this Plan to employees of the Company (or parent or subsidiary corporations of the Company) which are intended to qualify as an "incentive stock option" as defined in section 422 of the Internal Revenue Code of 1986, as amended (the "Code") will be specified in the applicable stock option agreement. All other Options granted under this Plan will be nonqualified options.

                  (d) Rule  16b-3  Plan.  With  respect  to  persons  subject to
Section 16 of the Securities Exchange Act of 1934, as amended ("1934 Act"), this Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Plan Administrator. In addition, the Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

                  (e) Duration of Plan. The term of the Plan is until September 24, 2001. No Option or Award shall be granted under the Plan after that date, but Options or Awards outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

Section 1.2       Stock and Maximum Number of Shares Subject to Plan

                  (a) Description of Stock and Maximum Shares Allocated. The stock subject to the provisions of the Plan and issuable upon the grant of Stock Awards or upon the exercise of SARs or Options granted under the Plan are shares of the Company's common stock (the "Stock"), which may be either unissued or treasury shares, as the Board may from time to time determine. Subject to adjustment as provided in Article IV hereof, the aggregate number of shares of Stock covered by the Plan and issuable thereunder shall be 2,750,000 shares of Stock.

                  (b) Calculation of Available Shares. For purposes of calculating the maximum number of shares of Stock which may be issued under the
Plan: (i) the shares issued (including the shares, if any, withheld for tax withholding requirements) upon exercise of an Option shall be counted and (ii) the shares issued (including the shares, if any, withheld for tax withholding requirements) as a result of a grant of a Stock Award or an exercise of an SAR shall be counted.

                  (c) Restoration of Unpurchased Shares. If an Option or SAR expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares of Stock subject to, but not issued under, such Option or SAR shall, without further action by or on behalf of the Company, again be available under the Plan.

Section 1.3       Administration; Approval; Amendments

                  (a) Administration of the Discretionary Program. The Eligible Persons (including all existing Optionholders) under the Discretionary Program are divided into two groups and there shall be a separate administrator for each group. One group will be comprised of Eligible Persons that are Affiliates. For purposes of this Plan, the term "Affiliates" shall mean all "officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding Stock. The power to administer the Discretionary Program with respect to Eligible Persons that are Affiliates shall be vested exclusively with the Board or a committee ("Senior Committee") comprised of two or more Non-Employee Directors which are appointed by the Board. The Senior Committee, at its sole discretion, may require approval of the Board for specific grants of Options or Awards under the Grant Program. The second group shall be composed of all Eligible Persons that are not Affiliates ("Non-Affiliates"), and the power to administer the Discretionary Program with respect to Non-Affiliates shall be vested exclusively with the Board. The Board, however, may at any time appoint a committee (the "Employee Committee") of one or more persons who are members of the Board and delegate to such Employee Committee the power to administer the Discretionary Program with respect to the Non-Affiliates. Members of the Senior Committee and of the Employee Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may at any time terminate all or a portion of the functions of either the Senior or Employee Committee and reassume all of a portion of powers and authority previously delegated to that Committee.

                  (b) Plan Administrator. The Senior Committee, the Employee Committee, and/or the Board, whichever is applicable, shall be referred to herein as the "Plan Administrator." The Plan Administrator for each administered group shall have the authority and discretion to select which Eligible Persons shall participate in the Discretionary Program, to grant Options or Awards under the Discretionary Program, to establish such rules and regulations as they may deem appropriate with the proper administration of the Discretionary Program and to make such determinations under, and issue such interpretations of, the Discretionary Program and any outstanding Option or Award as they may deem necessary or advisable. If an Optionholder's status as an Affiliate or non-Affiliate changes, the Optionholder's Plan Administrator will likewise change. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in any outstanding Option or Award issued or granted pursuant to the Discretionary Program.

                  (c) Automatic Program. Any decisions or interpretations of the Plan with respect to the Automatic Program shall be made by the Board.

                  (d) Approval by Shareholders. This Fourth Restated Plan shall be submitted to the shareholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of this Fourth Restated Plan by the Board. Shareholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the meeting. If the shareholders decline to approve this Fourth Restated Plan at such meeting or if this Fourth Restated Plan is not approved by the shareholders within 12 months after its adoption by the Board, this Fourth Restated Plan (and all Options or Awards granted hereunder after the Effective Date) shall automatically terminate to the same extent and with the same effect as though this Fourth Restated Plan had never been adopted. In such instance, the Third Restated Plan shall remain in effect. If this Fourth Restated Plan is approved by shareholders, all Options or Awards granted under the Plan to Eligible Persons who are Affiliates shall be deemed acquired on the date such approval is obtained.

                  (e) Amendments to Plan. The Board may, without action on the part of the Company's shareholders, make such amendments to, changes in and additions to the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided that the Board may not, without the consent of an Optionholder, take any action which disqualifies any Option previously granted under the Plan for treatment as an incentive stock option or which adversely affects or impairs the rights of the Optionholder of any Option outstanding under the Plan, and further provided that, except as provided in Section 1.1(d) and Article IV hereof, the Board may not, without the approval of the Company's shareholders, (i) increase the aggregate number of shares of Stock subject to the Plan, (ii) reduce the exercise price at which Options may be granted or the exercise price at which any outstanding Option may be exercised, (iii) extend the term of the Plan, (iv) change the class of persons eligible to receive Options or Awards under the Plan, or (v) materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, Options or Awards may be granted under this Plan to purchase shares of Stock in excess of the number of shares then available for issuance under the Plan if (A) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such Option or Award and within one year thereafter such amendment is approved by the Company's shareholders and (B) each such Option or Award granted is not to become exercisable or vested, in whole or in part, at any time prior to the obtaining of such shareholder approval.

Section 1.4       Participants

                  (a) Discretionary Program. Options and Awards in the Discretionary Program may be granted only to persons ("Eligible Persons") who at the time of grant are (i) key personnel (including officers and directors) of the Company or parent or subsidiaries of the Company, or (ii) consultants or independent contractors who provide valuable services to the Company or parent or subsidiaries of the Company. Notwithstanding the foregoing, (A) incentive stock options may only be granted to key personnel of the Company (and its parent or subsidiary) who are also employees of the Company (or its parent or subsidiary) and (B) the maximum number of shares of stock with respect to which Options or SARs may be granted to any employee during the term of the Plan shall not exceed 50 percent of the shares of Stock covered by the Plan. The Plan Administrator shall have full authority to determine which Eligible Persons in its administered group are to receive Option grants in the Discretionary Program, the number of shares to be covered by each such grant, whether the granted Option is to be an incentive stock option which satisfies the requirements of Section 422 of the Code or a nonqualified option not intended to meet such requirements, the time or times at which each such Option is to become exercisable, and the maximum term for which the Option is to be outstanding. The Plan Administrator shall also have full authority to determine which Eligible Persons in such group are to receive Awards under the Discretionary Program and the conditions relating to such Award.

                  (b) Automatic Program. Persons eligible to participate in the Automatic Program shall be limited to non-employee Board members ("Eligible Directors"). Unless otherwise provided in the Plan, persons who are eligible under the Automatic Program may also be eligible to receive Options or Awards under the Discretionary Program.

                                   ARTICLE II
                              Discretionary Program

Section 2.1       Terms and Conditions of Options

                  (a) Allotment of Shares. The Plan Administrator shall determine the number of shares of Stock to be optioned from time to time and the number of shares to be optioned to any Eligible Person (the "Optioned Shares"), except that the Board must approve the grant to any Eligible Person of any Option to purchase more than 50,000 Optioned Shares. The grant of an Option to a person shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Options or Stock Awards under this Plan or any other stock option plan of the Company.

                  (b) Exercise Price. Upon the grant of any Option, the Plan Administrator shall specify the option price per share. In no event may the option price per share for an Option that is not an incentive stock option be less than 85 percent of the fair market value per share of the Stock on the date the Option is granted and in no event may the option price per share specified by a Plan Administrator for an incentive stock option be less than 100 percent of the fair market value per share of the Stock on the date the Option is granted (110 percent if Options are intended to be incentive stock options and are granted to a shareholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or any subsidiary corporation of the Company).

                  (c) Individual Stock Option Agreements. Options granted under the Plan shall be evidenced by option agreements in such form and content as a Plan Administrator from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this Section 2.1. As determined by a Plan Administrator, each option agreement shall state (i) the total number of shares to which it pertains, (ii) the exercise price for the shares covered by the Option, (iii) the time at which the Options vest and become exercisable and (iv) the Option's scheduled expiration date. The option agreements may contain such other provisions or conditions as a Plan Administrator deems necessary or appropriate to effectuate the sense and purpose of the Plan, including covenants by the Optionholder not-to-compete and remedies to the Company in the event of the breach of any such covenant.

                  (d) Option Period. Unless otherwise provided in the Stock Option Agreement, the term of each Option shall be ten years from the date of grant. No Option granted under the Plan that is intended to be an incentive stock option shall be exercisable for a period in excess of 10 years from the date of its grant (five years if the Option is granted to a shareholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary corporation), subject to earlier termination in the event of termination of employment, retirement or death of the Optionholder. An Option may be exercised in full or in part at any time or from time to time during the term of the Option or provide for its exercise in stated installments at stated times during the Option's term.

                  (e) Vesting; Limitations. The time at which the Optioned Shares vest with respect to a participant shall be in the discretion of that participant's Plan Administrator. Notwithstanding the foregoing, to the extent an Option is intended to qualify as an incentive stock option under the Code, the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Code during any one calendar year shall not exceed the sum of $100,000 (referred to herein as the "$100,000 Limitation"). To the extent that any person holds two or more Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability as an incentive stock option shall be applied on the basis of the order in which such Options are granted.

                  (f) No Fractional Shares. Options shall be exercisable only for whole shares; no fractional shares will be issuable upon exercise of any Option granted under the Plan.

                  (g) Method of Exercising Options; Full Payment. Options shall be exercised by written notice to the Company, addressed to the Company at its principal place of business. Such notice shall state the election to exercise the Option and the number of shares with respect to which it is being exercised, and shall be signed by the person exercising the Option. Such notice shall be accompanied by payment in full of the exercise price for the number of shares being purchased. Upon the exercise of any Option, the Company shall deliver, or cause to be delivered, to the Optionholder a certificate or certificates representing the shares of Stock purchased upon such exercise as soon as practicable after payment for those shares has been received by the Company. If an Option is exercised pursuant to Section 2.1(l) hereof by any person other than the Optionholder, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All shares that are purchased and paid for in full upon the exercise of an Option shall be fully paid and non-assessable. Except as provided in Section 2.1(h) hereof, the aggregate Option price shall be payable in one of the alternative forms specific below:

                           (i) full payment in cash or check made payable to the
Company's order;

                           (ii) full  payment  in  shares of Stock  held for the
requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the exercise date (as determined in accordance with Section 4.2 hereof); or

                           (iii)  if  a  cashless   exercise  program  has  been
implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

                  (h) Financial Assistance to Optionholders. The Plan Administrator, with the approval of the Board, may allow the paying of the exercise price of an Option granted under the Discretionary Program in the following manner: (i) the extension of a loan to the Optionholder by the Company; (ii) the payment by the Optionholder of the exercise price in installments; or (iii) the guarantee by the Company of a loan obtained by the Optionholder from a third party. The terms of any loans, installment payments or guarantees, including the interest rate and terms of repayment, and collateral requirements, if any, shall be determined by the Board in its sole discretion. Subject to the applicable margin requirements, any loans, installment payments or guarantees authorized by the Board pursuant to the Plan may be granted without security, but the maximum credit available not shall exceed the exercise price or the Option Shares plus any federal and/or state income tax liability incurred in connection with the exercise of the Option.

                  (i) Rights of a Shareholder. An Optionholder shall have no rights as a shareholder with respect to shares covered by his Option until the date a stock certificate is issued to him. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

                  (j) Repurchase Right. The Plan Administrator may, in its sole discretion, set forth other terms and conditions upon which the Company (or its assigns) shall have the right to repurchase shares of Stock acquired by an Optionholder pursuant to an Option. Any repurchase right of the Company shall be exercisable by the Company (or its assignees) upon such terms and conditions as the Plan Administrator may specify in the Stock Repurchase Agreement evidencing such right. The Plan Administrator may also in its discretion establish as a term and condition of one or more Options granted under the Plan that the Company shall have a right of first refusal with respect to any proposed sale or other disposition by the Optionholder of any shares of Stock issued upon the exercise of such Options. Any such right of first refusal shall be exercisable by the Company (or its assigns) in accordance with the terms and conditions set forth in the Stock Repurchase Agreement.

                  (k) Termination of Incentive Stock Options.

                           (i)  Termination  of  Service.  Except  as  otherwise
provided by the Board, if any Optionholder ceases to be in Service to the Company for a reason other than death or disability and the Option held by such Optionholder is an incentive stock option, such Optionholder (or such Optionholder's successors in the case of the Optionholder's death) may, within 90 days after the date of termination of such Service, but in no event after the Option's stated expiration date, exercise some or all of the Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated; provided, that (i) if the Optionholder's Service is terminated by the Company in its good faith judgment, for cause, including the commission of a crime by the Optionholder or for reasons involving moral turpitude, an act by the Optionholder which tends to bring the Company into disrepute, or negligent, fraudulent or willful misconduct by the Optionholder, or (ii) if after the Service of the Optionholder is terminated, the Optionholder commits acts detrimental to the Company's interests, then the Option shall be immediately cancelled and shall thereafter be void for all purposes.

                           (ii) Disability.  Except as otherwise provided by the
Board, if any Optionholder ceases to be in Service to the Company by reason of permanent disability within the meaning of Section 22(e)(3) of the Code (as determined by the applicable Plan Administrator), the Optionholder shall have 12 months after the date of termination of Service (or such lesser period as determined by the Plan Administrator and set forth in the Stock Option Agreement), but in no event after Optionholder's Option's stated expiration date, to exercise Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated as a result of disability.

                           (iii)  Death of  Optionholder.  Except  as  otherwise
provided by the Board, if an Optionholder dies while in the Company's Service, the Optionholder's vested Options that are incentive stock options on the date of death shall be exercisable within three months of such death (or such lesser period as determined by the Plan Administrator and set forth in the Stock Option Agreement) or until the stated expiration date of the Optionholder's Option, whichever occurs first, by the person or persons ("successors") to whom the Optionholder's rights pass under a will or by the laws of descent and distribution. An Option may be exercised and payment of the option price made in full by the successors only after written notice to the Company specifying the number of shares to be purchased. Such notice shall state that the Option price is being paid in full in the manner specified in Section 2.1(g) hereof. As soon as practicable after receipt by the Company of such notice and of payment in full of the Option price, a certificate or certificates representing such shares shall be registered in the name or names specified by the successors in the written notice of exercise and shall be delivered to the successors.

                  (l) Termination of Nonqualified Options. Any Options which are not incentive stock options and which are exercisable at the time an Optionholder ceases to be in Service to the Company shall remain exercisable for such period of time thereafter as determined by the Plan Administrator and set forth in the documents evidencing the Options. In the absence of any provision in such documents, the Option shall remain exercisable (i) for a period of one year after termination resulting from death or permanent disability within the meaning of Section 22(e)(3) of the Code (as determined by the Plan Administrator); (ii) for no period should the Optionholder be discharged for cause; and (iii) for 90 days after termination for any other reason; provided however, that no Option shall be exercisable after the Option's stated expiration date.

                  (m) Other Plan Provisions Still Applicable. If an Option is exercised upon the termination of Service, disability, or death of an Optionholder under this Section 2.1, the other provisions of the Plan shall still be applicable to such exercise.

                  (n) Definition of "Service." For purposes of this Plan, unless it is evidenced otherwise in the option agreement with the Optionholder, the Optionholder shall be deemed to be in "Service" to the Company so long as such individual renders services on a periodic basis to the Company (or to any parent or subsidiary corporation) in the capacity of an employee or an independent consultant or advisor. The Optionholder shall be considered to be an employee for so long as such individual remains in the employ of the Company or one or more of its parent or subsidiary corporations.

                  (o) Nonassignability. Except as otherwise allowed by the Board and set forth in a Stock Option Agreement, no Option granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder other than by will or the laws of descent and distribution, and such Option shall be exercisable during the Optionholder's lifetime only by the Optionholder. If an Option is assignable or transferrable, such assignment or transfer cannot occur unless (i) the Board has consented in writing to the proposed transfer and transferee, and (ii) the transferee enters into a written stock option agreement with the Company.

                  (p)  Cancellation of Options.  Each Plan  Administrator  shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionholders, the cancellation of any or all outstanding Options granted under the Discretionary Program by that Plan Administrator and to grant in substitution therefore new Options under the Plan covering the same or different numbers of shares of Stock as long as such new Options have an exercise price per share of Stock no less than the minimum exercise price as set forth in Section 2.1(b) hereof on the new grant date.

Section 2.2       Terms and Conditions of Stock Awards

                  (a) Eligibility. All Eligible Persons shall be eligible to receive Stock Awards. The Plan Administrator of each administered group shall determine the number of shares of Stock to be awarded from time to time to any Eligible Person in such group. The grant of a Stock Award to a Person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

                  (b) Award for Services Rendered. Stock Awards shall be granted in recognition of an Eligible Person's past services to the Company. The grantee of any such Stock Award shall not be required to pay any consideration to the Company upon receipt of such Stock Award, except as may be required to satisfy applicable employment taxes and income tax withholding requirements.

                  (c) Conditions to Award. All Stock Awards shall be subject to such terms, conditions, restrictions, or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any Stock Award under the circumstances as it deems appropriate. Notwithstanding the foregoing, any Stock received by an affiliate pursuant to a Stock Award must be held for a period of six months after the grant of such Stock Award.

                  (d) Award Agreements. A Plan Administrator may require as a condition to a Stock Award that the recipient of such Stock Award enter into an award agreement in such form and content as that Plan Administrator from time to time approves.

Section 2.3       Terms and Conditions of SARs

                  (a) Eligibility. All Eligible persons shall be eligible to receive SARs. The Plan Administrator of each administered group shall determine the SARs to be awarded from time to time to any Eligible Person in such group. The grant of an SAR to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

                  (b) Award of SARs. Concurrently with or subsequent to the grant of any Option to purchase one or more shares of Stock, a Plan Administrator may award to the Optionholder with respect to each share of Stock, a related SAR permitting the Optionholder to be paid the appreciation on the Stock underlying the Option in lieu of exercising the Option. In addition, a Plan Administrator may award to any Eligible Person an SAR permitting the Eligible Person to be paid the appreciation on a designated number of shares of the Stock, whether or not such Shares are actually issued.

                  (c)  Conditions  to SAR.  All SARs  shall be  subject  to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions of transferability, requirements of continued employment, individual performance, financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any SAR under the circumstances as it deems appropriate.

                  (d) SAR Agreements. A Plan Administrator may require as a condition to the grant of an SAR that the recipient of such SAR enter into an SAR agreement in such form and content as that Plan Administrator from time to time approves.

                  (e) Exercise. An Eligible Person who has been granted a SAR may exercise such SAR subject to the conditions specified in the SAR agreement by the Plan Administrator.

                  (f) Amount of Payment. The amount of payment to which the grantee of an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any, by which the fair market value of the specified shares of Stock on the exercise date exceeds the fair market value of the specified shares of Stock on the date the Option related to the SAR was granted or became effective, or, if the SAR is not related to any Option, on the date the SAR was granted or became effective.

                  (g) Form of Payment. The SAR may be paid in either cash or Stock, as determined in the discretion of the applicable Plan Administrator and set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid to the participant shall be determined by dividing the amount of the payment determined pursuant to Section 2.3(f) hereof by the fair market value of a share of Stock on the exercise date of such SAR. As soon as practical after exercise, the Company shall deliver to the SAR grantee a certificate or certificates for such shares of Stock.

                  (h) Termination of Employment; Death. Sections 2.1(j), (k) and
(l), applicable to Options, shall apply equally to SARs.

                  (i) Nonassignability. Except as otherwise provided by the Board and set forth in an SAR Agreement, no SAR granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by a grantee other than by will or the laws of decent and distribution, and such SAR shall be exercisable during the grantee's lifetime only by the grantee.

Section 2.4       Tax Withholding

                  (a) General. The Company's obligation to deliver shares of Stock upon the exercise of Options or the vesting of Awards shall be subject to the satisfaction of all applicable Federal, State and local income tax and employment tax withholding requirements.

                  (b) Shares to Pay for Withholding. A Plan Administrator may, in its discretion and in accordance with the provisions of this Section 2.4(b) and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of SEC Rule 16b-3), provide any or all holders of nonqualified Options or unvested Awards with the right to use shares of the Company's Stock in satisfaction of all or part of the federal, state and local income tax and employment tax liabilities incurred by such holders in connection with the exercise of their Options or the vesting of their Awards (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

                           (i) Stock Withholding. The holder of the nonqualified
Option or unvested Award may be provided with the election to have the Company withhold, from the shares of Stock otherwise issuable upon the exercise of such nonqualified Option or the vesting of such Award, a portion of those shares with an aggregate fair market value equal to the percentage of the applicable Taxes (not to exceed one hundred percent) designated by the holder.

                           (ii) Stock Delivery.  The Plan  Administrator may, in
its discretion, provide the holder of the nonqualified Option or the unvested Award with the election to deliver to the Company, at the time the nonqualified Option is exercised or the Award vests, one or more shares of Stock previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage of the Taxes incurred in connection with such Option exercise or Award vesting (not to exceed 100 percent) designated by the holder.

Section 2.5       Other Cash Awards

                  (a) In General. The Plan Administrator of each administered group shall have the discretion to make other awards of cash to Eligible Persons in such group ("Cash Awards"). Such Cash Awards may relate to existing Options or to the appreciation in the value of the Stock or other Company securities.

                  (b) Conditions to Award. All Cash Awards shall be subject to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, and such Plan Administrator may require as a condition to such Cash Award that the recipient of such Cash Award enter into an award agreement in such form and content as the Plan Administrator from time to time approves.

                                   ARTICLE III
                                Automatic Program

Section 3.1       Terms and Conditions of Automatic Option Grants

                  (a) Amount and Date of Grant. Automatic Option Grants shall be made to each Eligible Director ("Optionholder") as follows:

                           (i) Annual Grants. Each year on the Annual Grant Date
an Option to acquire 8,000 shares of Stock shall be granted to each Eligible Director for so long as there are shares of Stock available under Section 1.2 hereof. The "Annual Grant Date" shall be the date of the Company's annual shareholders meeting. Notwithstanding the foregoing, (A) any Eligible Director whose term ended on the Annual Grant Date shall not be eligible to receive any automatic option grants on that Annual Grant Date and (B) any Eligible Director who has received an Automatic Option Grant pursuant to Section 3.1(a)(ii) on the same date as the Annual Grant Date or within 30 days prior thereto, shall not be eligible to receive an Automatic Option Grant on that Annual Grant Date.

                           (ii)  Initial  New  Director  Grants.  On the Initial
Grant Date, every new member of the Board who is an Eligible Director and has not previously been a member of the Board shall be granted an Option to acquire 10,000 shares of Stock as long as there are shares of Stock available under
Section 1.2 hereof. The "Initial Grant Date" shall be the date that an Eligible Director is first appointed or elected to the Board.

                  (b) Exercise Price. The exercise price per share of Stock subject to each Automatic Option Grant shall be equal to 100% of the fair market value per share of the Stock on the date the Option was granted as determined in accordance with the valuation provisions of Section 4.2 hereof (the "Option Price").

                  (c) Vesting.  Each  Automatic  Option  Grant made  pursuant to
Section 3.1(a) shall become exercisable and vest immediately upon grant.

                  (d) Method of Exercise. In order to exercise an Option with respect to any vested Optioned Shares, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

                           (i)  execute  and  deliver  to the  Secretary  of the
Company a written notice of exercise signed in writing by the person exercising the Option specifying the number of shares of Stock with respect to which the Option is being exercised;

                           (ii)  pay the  aggregate  Option  Price in one of the
alternate forms as set forth in Section 3.1(e) below; and

                           (iii)  furnish  appropriate  documentation  that  the
person or persons exercising the Option (if other than the Optionholder) has the right to exercise such Option.

As soon after the exercise date as practical, the Company shall mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising this Option in accordance herewith) a certificate or certificates representing the Stock for which the Option has been exercised in accordance with the provisions of this Plan. In no event may any Option be exercised for any fractional shares.

                  (e) Payment Price. The aggregate Option price shall be payable in one of the alternative forms specific below:

                           (i) full payment in cash or check made payable to the
Company's order; or

                           (ii) full  payment  in  shares of Stock  held for the
requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the exercise date (as determined in accordance with Section 4.2 hereof); or

                           (iii)  if  a  cashless   exercise  program  has  been
implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

                  (f) Term of Option. Each Option shall expire on the fifth anniversary of the date on which an Automatic Option Grant was made ("Expiration Date"). Should an Optionholder's Service as a Board member cease prior to the Expiration Date for any reason while an Option remains outstanding and unexercised, then the Option term shall immediately terminate and the Option shall cease to be outstanding in accordance with the following provisions:

                           (i) The Option shall immediately  terminate and cease
to be outstanding for any shares of Stock which were not vested at the time of Optionholder's cessation of Board service.

                           (ii)  Should an  Optionholder  cease,  for any reason
other than death, to serve as a member of the Board, then the Optionholder shall have a 90 day period measured from the date of such cessation of Board service in which to exercise the Options which vested prior to the time of such cessation of Board service. In no event, however, may any Option be exercised after the Expiration Date of such Option.

                           (iii) Should an  Optionholder  die while serving as a
Board member or within 90 days after cessation of Board service, then the personal representative of the Optionholder's estate (or the person or persons to whom the Option is transferred pursuant to the Optionholder's will or in accordance with the laws of descent and distribution) shall have a one year period measured from the date of the Optionholder's cessation of Board service in which to exercise the Options which vested prior to the time of such cessation of Board service. In no event, however, may any Option be exercised after the Expiration Date of such Option.

                  (g) Limited Transferability. Each Option shall be exercisable only by Optionholder during Optionholder's lifetime and shall be neither transferable nor assignable, other than by will or by the laws of descent and distribution following Optionholder's death.

Section 3.2       Tax Withholding

                  (a) General. The Company's obligation to deliver Stock upon the exercise of Options under the Automatic Program shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements.

                  (b) Shares to Pay for Withholding. The Board may, in its discretion and in accordance with the provisions of this Section 3.2(b) and such supplemental rules as it may from time to time adopt (including the applicable safe-harbor provisions of SEC Rule 16b-3), provide any or all Optionholders with the right to use shares of Stock in satisfaction of all or part of the federal, state and local income tax liabilities incurred by such Optionholders in connection with the exercise of their Options ("Taxes"). Such right may be provided to any such Optionholder in either or both of the following formats:

                           (i)  Stock  Withholding.   The  Optionholder  may  be
provided with the election to have the Company withhold, from the Stock otherwise issuable upon the exercise of such Option, a portion of those shares of Stock with an aggregate fair market value equal to the percentage of the applicable Taxes (not to exceed 100 percent) designated by the Optionholder.

                           (ii)  Stock   Delivery.   The  Board   may,   in  its
discretion, provide the Optionholder with the election to deliver to the Company, at the time the Option is exercised, one or more shares of Stock previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage of the taxes incurred in connection with such Option exercise (not to exceed 100 percent) designated by the Optionholder.


                                   ARTICLE IV
                                  Miscellaneous

Section 4.1       Certain Adjustments

                  (a) Capital Adjustments. The aggregate number of shares of Stock subject to the Plan, the number of shares covered by outstanding Options and Awards, the number of shares of Stock covered by unissued Automatic Options, and the price per share stated in all outstanding Options and Awards shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without the Company's receipt of consideration therefor in money, services or property.

                  (b) Mergers, Etc. If the Company is the surviving corporation in any merger or consolidation, any Option or Award granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option or Award would have been entitled prior to the merger or consolidation. A dissolution or liquidation of the Company shall cause every Option or Award outstanding hereunder to terminate. A merger or consolidation in which the Company is not the surviving corporation shall also cause every Option or Award outstanding hereunder to terminate, but each Optionholder or grantee of an Award shall have the right, immediately prior to such merger or consolidation in which the Company is not a surviving corporation, to exercise his vested Options or Awards in whole or in part, subject to the other provisions of this Plan.

                  (c) Change in Control. With respect to any Change in Control, a Plan Administrator shall have the discretion and authority, exercisable at any time, whether before or after the Change in Control, to provide for the automatic acceleration of one or more outstanding Options or Awards granted by it under the Discretionary Program upon the occurrence of such Change in Control. A Plan Administrator may also impose limitations upon the automatic acceleration of such Options or Awards to the extent it deems appropriate. Any Options or Awards accelerated upon a Change in Control will remain fully exercisable until the expiration or sooner termination of the Option term.

                  (d) Incentive Stock Option Limits. The exercisability of any Options which are intended to qualify as incentive stock options and which are accelerated under the Plan in connection with a Change in Control shall remain subject to the $100,000 Limitation and shall vest as quickly as possible without violating the $100,000 Limitation.

Section 4.2       Calculation of Fair Market Value of Stock

                  The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

                  (a) If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                  (b) If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Stock on the date in question on the stock exchange determined by the Board to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  (c) If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate, including one or more independent professional appraisals.

Section 4.3       Use of Proceeds

                  The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or Awards hereunder, if any, shall be used for general corporate purposes.

Section 4.4       Regulatory Approvals

                  The implementation of the Plan, the granting of any Option or Award hereunder, and the issuance of Stock upon the exercise of any such Option or Award shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options or Awards granted under it and the Stock issued pursuant to it.

Section 4.5       Indemnification

                  In addition to such other rights of indemnification as they may have, the members of the Plan Administrator shall be indemnified and held harmless by the Company, to the extent permitted under applicable law, for, from and against all costs and expenses reasonably incurred by them in connection with any action, legal proceeding to which any member thereof may be a party by reason of any action taken, failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member shall in writing give the Company notice thereof an opportunity, at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on his or her own behalf.

Section 4.6       Plan Not Exclusive

                  This Plan is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Stock, stock awards or any other type of award. To the extent permitted by applicable law, any such other option, warrants or awards may be issued by the Company other than pursuant to this Plan without shareholder approval.

Section 4.7       Governing Law

                  The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of Arizona.

Section 4.8       Securities Restrictions

                  (a) Legend on Certificates. Except as provided in Section 4.8(c) hereof, all certificates representing shares of Stock issued upon exercise of Options or Awards granted under the Plan shall be endorsed with a legend reading as follows:

                  The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment. These shares may not be sold, transferred or assigned unless in the opinion of the Company and its legal counsel such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  (b) Private Offering for Investment Only. Except as provided in Section 4.8(c) hereof, the Options and Awards are and shall be made available only to a limited number of present and future key executives and key employees who have knowledge of the Company's financial condition, management and its affairs. The Plan is not intended to provide additional capital for the Company, but to encourage ownership of Stock among the Company's key personnel. By the act of accepting an Option or Award, each grantee agrees (i) that, any shares of Stock acquired will be solely for investment not with any intention to resell or redistribute those shares and (ii) such intention will be confirmed by an appropriate certificate at the time the Stock is acquired. The neglect or failure to execute such a certificate, however, shall not limit or negate the foregoing agreement.

                  (c) Registration Statement. If a Registration Statement covering the shares of Stock issuable upon exercise of options granted under the Plan as filed under the Securities Exchange Act of 1933, as amended, and as declared effective by the Securities Exchange Commission, the provisions of Sections 4.8(a) and (b) shall terminate during the period of time that such Registration Statement, as periodically amended, remains effective.

Section 4.9       Definitions

                  The following capitalized terms used in this Plan shall have the meaning described below:

                  "Affiliates" shall mean all "officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own 10 percent or more of the Company's issued and outstanding Stock.

                  "Annual Grant Date" shall mean the date of the Company's annual shareholder meeting.

                  "Automatic Option Grant" shall mean those automatic option grants made pursuant to the Automatic Program on the Annual Grant Date, on the Initial Grant Date, and on the date that the Second Restated Plan was approved by the shareholders of the Company.

                  "Automatic Program" shall mean that portion of the Plan relating to the Options issued automatically under Article III hereof.

                  "Award" shall mean a Stock Award, SAR or Cash Award.

                  "Board" shall mean the Board of Directors of the Company.

                  "Cash Award" shall mean an award to be paid in cash and granted under Section 2.5 hereunder.

                  "Change in Control" shall mean (i) a person or related group of persons, other than the Company or a person that directly or indirectly controls, is controlled by, or under common control with the Company, acquires ownership of 40 percent or more of the Company's outstanding common stock pursuant to a tender or exchange offer which the Board of Directors recommends that the Company's shareholders not accept, or (ii) the change in the composition of the Board occurs such that those individuals who were elected to the Board at the last shareholders' meeting at which there was not a contested election for Board membership subsequently ceased to comprise a majority of the Board by reason of a contested election.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Company" shall mean Action Performance Companies, Inc., an Arizona corporation.

                  "Discretionary Program" shall mean that portion of the Plan relating to the Options and Awards issued in the discretion of the Plan Administrator pursuant to Article II hereof.

                  "Effective Date" shall mean September 4, 1996.

                  "Eligible Directors"  shall mean non-employee Board members.

                  "Eligible Persons" shall mean those persons who, at the time that the Option or Award is granted, are (i) key personnel (including officers) of the Company or parent or subsidiaries of the Company, or (ii) consultants or independent contractors who provide valuable services to the Company or parent or subsidiaries of the Company.

                  "Employee Committee" shall mean that committee appointed by the Board to administer the Plan with respect to the Non-Affiliates and comprised of two or more persons who are members of the Board and/or officers of the Company.

                  "First Restated Plan" shall mean the Plan amended through January 14, 1993 as approved by the Board and the shareholders of the Company on January 14, 1993.

                  "Fourth Restated Plan" shall mean the Plan approved by the Board on the Effective Date, as amended through January 16, 1997.

                  "Initial Grant Date" shall mean the date that an Eligible Director is first appointed or elected to the Board.

                  "Non-Affiliates" shall mean all Eligible Persons who are not Affiliates.

                  "Non-Employee   Directors"  shall  mean  those  Directors  who
satisfy the definition of "Non-Employee Director" under Rule 16b-3(b)(3)(i) promulgated under the 1934 Act.

                  "$100,000 Limitation" shall mean the limitation in which the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time be exercisable as incentive stock options under the Code during any one calendar year shall not exceed the sum of $100,000.

                  "Optionholder" shall mean an Eligible Person or Eligible Director to whom Options have been granted.

                  "Optioned Shares" shall be those shares of Stock to be optioned from time to time to any Eligible Person or Eligible Director.

                  "Options" shall mean options granted under the Plan to acquire Stock.

                  "Plan"   shall  mean  this  stock   option   plan  for  Action
Performance Companies, Inc.

                  "Plan Administrator" shall mean (a) either the Board or the Senior Committee, with respect to the administration of the Plan as it relates to Affiliates and (b) either the Board or the Employee Committee, with respect to the administration of the Plan as it relates to Non-Affiliates.

                  "SAR" shall mean stock appreciation rights granted pursuant to
Section 2.3 hereunder.

                  "Second Effective Date" shall mean January 11, 1994.

                  "Second Restated Plan" shall mean the Plan approved by the Board on January 11, 1994 and approved by the Company's shareholders on July 12, 1994.

                  "Senior Committee" shall mean that committee appointed by the Board to administer the Plan with respect to the Affiliates and comprised of two or more Non-Employee Directors.

                  "Service" shall have the meaning set forth in Section 2.1(n) hereof.

                  "Stock" shall mean shares of the Company's common stock which may be unissued or treasury shares as the Board may from time to time determine.

                  "Stock Awards" shall mean Stock directly granted under the Plan.

                  "Third Restated Plan" shall mean the Plan approved by the Board on July 3, 1995 and approved by the Company's shareholders on February 28, 1996.

                  EXECUTED this 16th day of January, 1997.

                                                   ACTION PERFORMANCE COMPANIES,
                                                   INC., an Arizona corporation


                                                   By:     /s/ Fred W. Wagenhals
                                                     ---------------------------
                                                   Its:    President
ATTESTED BY:                                          --------------------------


  /s/ Tod Wagenhals
-----------------------
Secretary

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                       ACTION PERFORMANCE COMPANIES, INC.

                       1997 ANNUAL MEETING OF SHAREHOLDERS


                  The undersigned shareholder of ACTION PERFORMANCE COMPANIES, INC., an Arizona corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of the Company, each dated March 4, 1997, and hereby appoints Fred W. Wagenhals and Christopher
S. Besing, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Shareholders of ACTION PERFORMANCE COMPANIES, INC., to be held on Thursday, April 3, 1997, at 10:00 a.m., local time, at The Fiesta Inn, 2100 S. Priest Drive, Tempe, Arizona 85282, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this Proxy Card.

                 (Continued and to be signed on the other side.)

|X|            Please mark your votes as in this example

1.             ELECTION OF DIRECTORS:

               [ ] FOR all nominees at right (except as indicated)
               [ ] WITHHOLD AUTHORITY to vote for all nominees listed at right

               If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

                         Fred W. Wagenhals                   Melodee L. Volosin
                         Tod J. Wagenhals                    John S. Bickford
                         Christopher S. Besing               Jack M. Lloyd
                         Joseph M. Mattes                    Robert H. Manschot

2. Proposal to amend, restate, and reapprove the Company's 1993 Stock Option Plan (the "1993 plan") to (a) increase the number of shares of the Company's Common Stock authorized for issuance pursuant to the 1993 Plan from 2,000,000 to 2,750,000 shares, (b) conform the 1993 Plan to recent changes to rules adopted under Section 16 of the Securities Exchange Act of 1934, as amended, including changes that permit non-employee directors who are members of the Senior Committee to receive grants of options and awards pursuant to the Discretionary Program of the 1993 Plan, and (c) comply with Internal Revenue Code
         Section 162(m).

         [ ] FOR                   [ ] AGAINST                   [ ] ABSTAIN

3. Proposal to ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending September 30, 1997.

         [ ] FOR                   [ ] AGAINST                   [ ] ABSTAIN

and upon such matters which may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS; FOR APPROVAL OF THE PROPOSAL TO AMEND, RESTATE, AND REAPPROVE THE COMPANY'S 1993 STOCK OPTION PLAN; FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

                                               Sign, date, and return the Proxy Card promptly using the enclosed envelope.


Signature                                                                                 Dated              , 1997
         -----------------------------------  ------------------------------------------       --------------
                                                     Signature if held jointly

                                              (This Proxy should be dated,  signed by the shareholder(s)  exactly as his or her name appears hereon, and returned promptly in the enclosed  envelope.  Persons signing in a fiduciary  capacity  should so  indicate.  If shares  are held by joint  tenants or as community property, both shareholders should sign.)